LICENSE AGREEMENTS	9 Months Ended
Sep. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
LICENSE AGREEMENTS
NOTE C – LICENSE AGREEMENTS

The Company’s license agreements consist of the following:

1.
On April 18, 2007, the Company entered into a master license agreement with Joytoto Korea granting the Company a 10 year license for up to 4 online games, including The Great Merchant. This license is renewable for two additional 5 year terms for $10,000. Prior to the launch of the Great Merchant in 2010, the Company determined that the master license agreement was fully impaired.

The Company began operating The Great Merchant, in open beta testing in January 2010. During the nine months ended September 30, 2015 and 2014, the Company generated revenues of $65,861 and $59,917, respectively, from The Great Merchant.

2.
Beginning in 2010, the Company acquired licenses for online games in South Korea. Each license also has a royalty fee which varies for each license. The licenses have terms of 2 to 3 years, beginning when they are launched commercially. Under the license agreements, the Company is required to pay the licensor 24%- 25% of gross sales.

The Company engaged a Korea-based service provider to support and maintain the online games, and collect payments from customers.  Under this agreement the service provider is required to pay the Company 29% of gross sales.  For the nine months ended September 30, 2015 and 2014, the Company billed such 29%, or $0 and $708, respectively. In June 2014, the Company decided to no longer utilize its’ licenses in South Korea and to focus on the Great Merchant and other gaming opportunities in the United States.